UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Securities Exchange Act of 1934 (Amendment No.    )

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Dominion Energy, Inc.

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 6, 2020. DOMINION ENERGY, INC. DOMINION ENERGY, INC. C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 Meeting Information Meeting Type: Annual Meeting For holders as of: February 28, 2020 Date: May 6, 2020 Time: 9:30 a.m. ET Location: Greater Richmond Convention Center 403 North 3rd Street Richmond, Virginia 23219 We are monitoring coronavirus (COVID-19) developments and the related recommendations and protocols issued by public health authorities and federal, state 2020 Annual and local Meeting governments are advisable . If we determine or required, that we alternate will announce arrangements our decision for and the post additional information on our website at investors.dominionenergy.com/proxy. Please check this website in advance of the 2020 Annual Meeting date if you are planning to attend in person. This communication is not a ballot .presents You cannot only use an this overview notice to of vote the these more shares complete . This proxy the proxy materials materials that online are at available www.proxyvote to you .com/dominion on the Internet , scan the . You QR may Barcode view on the reverse side, or easily request a paper or email copy (see reverse side). We in the encourage proxy materials you to access before and voting review . all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. D05214-Z76718

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 2020 PROXY STATEMENT " 2019 SUMMARY ANNUAL REPORT " 2019 ANNUAL REPORT ON FORM 10-K How to View Online: Proxy Materials Available to VIEW or RECEIVE: 2020 PROXY STATEMENT " 2019 SUMMARY ANNUAL REPORT " 2019 ANNUAL REPORT ON FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com/dominion, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com/dominion 2) BY TELEPHONE: 1-800-579-1639 (toll free) 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 16, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods SCAN TO VIEW MATERIALS & VOTE Vote In Person: You must have an admission ticket to attend the meeting and vote in person. Please see the instructions set forth in the Proxy Statement on how to vote in person at the 2020 Annual Meeting. Employee Savings Plan participants may not vote in person. Vote By Internet: Go to www.proxyvote.com/dominion or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. D05215-Z76718

Voting Items Election of DirectorsThe Board of Directors recommends you vote FOR each of the director nominees in Item 1.1. Election of Directors. The nominees are: 1a. James A. Bennett 1b. Helen E. Dragas 1c. James O. Ellis, Jr. 1d. Thomas F. Farrell, II 1e. D. Maybank Hagood 1f. John W. Harris 1g. Ronald W. Jibson 1h. Mark J. Kington 1i. Joseph M. Rigby 1j. Pamela J. Royal, M.D. 1k. Robert H. Spilman, Jr. 1l. Susan N. Story 1m. Michael E. Szymanczyk Management ProposalsThe Board of Directors recommends you vote FOR Items 2-3. 2. Ratication of Appointment of Independent Auditor 3. Advisory Vote on Approval of Executive Compensation (Say on Pay) Shareholder ProposalsThe Board of Directors recommends you vote AGAINST Items 4-5. 4. Shareholder Proposal Regarding a Policy to Require an Independent Chair 5. Shareholder Proposal Regarding the Right of Shareholders to Act by Written Consent D05216-Z76718

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